Exhibit 10.1

Execution Version

INCREMENTAL AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT

THIS INCREMENTAL AMENDMENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Amendment”) is entered into as of January 12, 2021 (the “Incremental Amendment Effective Date”), by and among CRA INTERNATIONAL, INC., a Massachusetts corporation (“Company”), CRA INTERNATIONAL (UK) LIMITED, a private limited company incorporated in the United Kingdom (registered number 04007726) (“UK Borrower”), CRA INTERNATIONAL LIMITED, a company organized under the laws of Ontario (“Canadian Borrower”) and CRA INTERNATIONAL (NETHERLANDS) B.V., a private company with limited liability organized and existing under the laws of the Netherlands, registered with the trade register of the Chamber of Commerce under number 3426111 (“Dutch Borrower” and together with Company, UK Borrower and Canadian Borrower, each, a “Borrower” and collectively, jointly and severally, the “Borrowers”), the other Loan Parties party hereto, and CITIZENS BANK, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”).

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent, the Lenders from time to time party thereto and the other parties thereto are parties to that certain Amended and Restated Credit Agreement, dated as of October 24, 2017 (as amended and in effect as of the date hereof, the “Existing Credit Agreement”; the Existing Credit Agreement, as amended hereby and as further amended from time to time, is referred to herein as the “Credit Agreement”);

WHEREAS, pursuant to Section 2.14 of the Existing Credit Agreement, the Borrowers desire to obtain Incremental Revolving Commitments in an aggregate principal amount of $50,000,000 (the “2021 Incremental Revolving Commitments”) from Citizens Bank, N.A. and Bank of America, N.A., as incremental revolving lenders (in such capacity, each a “2021 Incremental Revolving Lender”) on the Incremental Amendment Effective Date (as defined below), which shall have terms identical to those of the Revolving Commitments in effect immediately prior to the effectiveness of this Agreement (the “Existing Revolving Commitments”, and the Revolving Loans made from time to time pursuant to the Existing Revolving Commitments, the “Existing Revolving Loans”), except as expressly set forth herein;

WHEREAS, the 2021 Incremental Revolving Lenders are willing to make the 2021 Incremental Revolving Commitments on the terms and subject to the conditions set forth herein;

WHEREAS, the Borrowers have requested that the Administrative Agent and the Incremental Revolving Lenders amend certain provisions of the Existing Credit Agreement on the terms set forth herein; and

WHEREAS, each Loan Party on the date hereof expects to realize substantial direct and indirect benefits as a result of this Amendment becoming effective and the consummation of the transactions contemplated hereby and agrees to reaffirm its obligations pursuant to the Existing Credit Agreement, the Securities Pledge Agreement and the other Loan Documents to which it is a party.

NOW THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto agree as follows:

SECTION 1.   Defined Terms. Capitalized terms used but not defined herein (including in the recitals hereto) shall have the meanings assigned to them in the Credit Agreement.

SECTION 2.   2021 Incremental Revolving Loans.

(a)    Subject to the terms and conditions set forth herein, each 2021 Incremental Revolving Lender severally agrees to make to any Borrower, at any time and from time to time during the Availability Period, 2021 Incremental Revolving Loans denominated in Dollars or in one or more Alternate Currencies in an aggregate principal amount that will not result in (i) the Dollar Equivalent of the aggregate outstanding principal amount of such 2021 Incremental Revolving Lender’s 2021 Incremental Revolving Loans exceeding its 2021 Incremental Revolving Commitment, (ii) the Aggregate Revolving Exposure exceeding the sum of the Aggregate Commitments, (iii) the Aggregate Revolving Exposure in connection with all Loans made to the Designated Borrowers exceeding the Designated Borrower Sublimit, or (iv) the Aggregate Revolving Exposure in connection with all Loans denominated in Alternate Currencies exceeding the Alternate Currency Sublimit (for avoidance of doubt, with respect to (ii) through (iv), calculating the Aggregate Commitments, Aggregate Revolving Exposure and Loans to include all 2021 Incremental Revolving Loans and 2021 Incremental Revolving Commitments, as appropriate). Amounts borrowed as 2021 Incremental Revolving Loans and repaid or prepaid may be reborrowed, on the terms and subject to the conditions herein and in the Credit Agreement. 2021 Incremental Revolving Loans may be Base Rate Loans or Eurocurrency Loans, as set forth more fully herein and in the Credit Agreement. Each of the 2021 Incremental Revolving Lenders’ 2021 Incremental Revolving Commitments are set forth on Annex A hereto.

(b)   Except as expressly set forth herein, the terms of the 2021 Incremental Revolving Loans and the 2021 Incremental Revolving Commitments shall be identical to the terms of the Revolving Loans and Revolving Commitments, as in effect on the date hereof. Without limiting the foregoing:

(i)      the 2021 Incremental Revolving Loans shall be designated the “2021 Incremental Revolving Loans” (and shall be “Revolving Loans” and “Loans” as defined and used in the Existing Credit Agreement), the 2021 Incremental Revolving Commitments shall be designated the “2021 Incremental Revolving Commitments”, and each Lender holding a 2021 Incremental Revolving Commitment shall be designated a “2021 Incremental Revolving Lender” (and shall be a “Lender” as defined and used in the Existing Credit Agreement), in each case, for all purposes of the Credit Agreement and the other Loan Documents;

(ii)     the 2021 Incremental Revolving Loans shall rank pari passu in right of payment with the Obligations under the Existing Revolving Loans;

(iii)    the 2021 Incremental Revolving Loans and the Existing Revolving Loans shall participate on a pro rata basis in any mandatory prepayment of the Revolving Loans under Section 2.03(b) of the Credit Agreement, and shall be subject to optional prepayment in accordance with Section 2.03(a) of the Credit Agreement; and

(c)   Upon the making of the 2021 Incremental Revolving Commitments hereunder, the 2021 Incremental Revolving Lenders shall be entitled to all the rights of, and benefits accruing to, 2021 Incremental Revolving Lenders (and to Lenders, as applicable) under the Credit Agreement and the other Loan Documents, and shall be bound by all agreements, acknowledgements and other obligations of the 2021 Incremental Revolving Lenders (and Lenders, as applicable) under the Credit Agreement and the other Loan Documents.

SECTION 3.  Conditions. The effectiveness of this Amendment is subject to the satisfaction of the following conditions:

3.1. the Administrative Agent (or its counsel) shall have received:

(a)   a duly executed and delivered counterpart of this Amendment signed by the Administrative Agent, each 2021 Incremental Revolving Lender and the Borrowers,

(b)  (i) a certificate of each Loan Party in form and substance satisfactory to the Administrative Agent, dated as of the Incremental Amendment Effective Date, with appropriate insertions and attachments, including certification of the Organizational Documents of such Loan Party and resolutions of such Loan Party approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which such Loan Party is a party, and (ii) a long form (if available) good standing certificate (or the local law equivalent thereof, to the extent available) for each such Loan Party from its jurisdiction of organization,

(c)   an executed legal opinion of Foley Hoag LLP, counsel to the Borrowers, in form and substance reasonably satisfactory to the Administrative Agent;

(d)   a solvency certificate of the Company signed on its behalf by its chief financial officer, giving effect to the transactions described herein, in form and substance reasonably satisfactory to the Administrative Agent;

(e)   [reserved];

(f)    [reserved];

(g)   a duly executed and delivered counterpart of the fee letter dated as of the Incremental Amendment Effective Date by and among the Borrowers and the Administrative Agent;

(h)   customary UCC lien searches with respect to the US Borrower; and

(i)    to the extent that 2021 Incremental Revolving Loans will be requested on the Incremental Amendment Effective Date, a request for credit extension in accordance with the requirements of the Credit Agreement.

3.2.   The representations and warranties in Section 4 hereof and in the Loan Documents shall be true and correct in all material respects on and as of the Incremental Amendment Effective Date (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects, and except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

3.3.   At the time of and immediately after giving effect to the effectiveness of this Amendment and the transactions contemplated hereby, no Default or Event of Default shall have occurred or be continuing.

3.4.   The Administrative Agent shall have received, at least two (2) Business Days prior to the Incremental Amendment Effective Date, all documents and other information about the Borrowers and their respective Subsidiaries as has been reasonably requested in writing at least five (5) calendar days prior to the Incremental Amendment Effective Date by the Administrative Agent that it reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including without limitation the Patriot Act and the Beneficial Ownership Regulation.

3.5.   The Borrowers shall have paid all fees and expenses of the Administrative Agent required to be paid in connection with the preparation, negotiation and execution of this Amendment, including the reasonable fees, disbursements and other charges of counsel to the Administrative Agent (or arrangements satisfactory to the Administrative Agent shall have been made for the payment thereof).

SECTION 4.    Representations and Warranties. To induce the other parties hereto to enter into this Agreement, each Loan Party that is party hereto represents and warrants to the Administrative Agent and the Lenders as follows:

4.1.   Such Loan Party has all requisite power and authority to execute, deliver and perform this Amendment and all documents and instruments delivered in connection herewith, such Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and all documents and instruments delivered in connection herewith, and this Amendment has been duly executed and delivered on behalf of such Loan Party.

4.2.   This Amendment constitutes a legal, valid and binding obligation of each such Loan Party, enforceable in accordance with its terms, subject to applicable Insolvency Laws or other similar laws affecting creditors’ rights generally and subject to general principles of equity, and principles of good faith and fair dealing, regardless of whether considered in a proceeding in equity or at law.

4.3.   Both before and after giving effect to this Amendment, each of the representations and warranties of the Loan Parties set forth in the Credit Agreement and the other Loan Documents is true and correct in all material respects on and as of the Incremental Amendment Effective (except that any such representation or warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to such qualification) in all respects, and except to the extent that such representations or warranties expressly relate to an earlier date, in which case such representation or warranty shall be true and correct in all material respects as of such earlier date).

4.4.   At the time of and immediately after giving effect to this Amendment, no Default or Event of Default exists.

SECTION 5.   Reference to and Effect upon the Credit Agreement.

5.1.   Except as specifically amended hereby, all terms, conditions, covenants, representations and warranties contained in the Credit Agreement and the other Loan Documents, all rights of the Administrative Agent, the Lenders and the other Secured Parties and all of the Obligations shall remain in full force and effect. The Borrowers confirm that the Credit Agreement and the other Loan Documents are in full force and effect and that none of the Borrowers has any right of setoff, recoupment or other offset or any defense as of the date hereof with respect to any of the Obligations, the Credit Agreement or any other Loan Document.

5.2.   The execution, delivery and effectiveness of this Amendment shall not directly or indirectly constitute (i) a novation of any of the Obligations under the Credit Agreement or the other Loan Documents or (ii) constitute a course of dealing or, except as expressly amended hereby, other basis for altering any Obligations or any other contract or instrument (including, without limitation, the Credit Agreement and the other Loan Documents).

5.3.   From and after the date hereof, (i) the term “Agreement” in the Credit Agreement, and all references to the Credit Agreement in any other Loan Document, shall mean the Credit Agreement as amended hereby, and (ii) the term “Loan Documents” in the Credit Agreement and the other Loan Documents shall include, without limitation, this Amendment and any agreements, instruments and other documents executed and/or delivered in connection herewith.

SECTION 6.   Counterparts. This Amendment may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or in electronic (e.g., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 7.   Governing Law; Jurisdiction; Service of Process.

7.1.   This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

7.2.   Each of the parties hereto irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the courts of the State of New York sitting in New York County and of the United States District Court of the for the Southern District of New York and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Amendment, or for recognition or enforcement of any judgment, and each of the parties hereto irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State court or, to the fullest extent permitted by applicable law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Amendment shall affect any right that any Credit Party may otherwise have to bring any action or proceeding relating to this Credit Agreement or any other Loan Document against either Borrower or any other Loan Party or its properties in the courts of any jurisdiction.

7.3.   Each of the parties hereto irrevocably and unconditionally waives, to the fullest extent permitted by applicable law, any objection that it may now or hereafter have to the laying of venue of any action or proceeding arising out of or relating to this Amendment in any court referred to in paragraph (b) of this Section. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.

7.4.   Each of the parties hereto irrevocably consents to service of process in the manner provided for notices in Section 11.02 of the Credit Agreement. Nothing in this Amendment will affect the right of any party to this Amendment to serve process in any other manner permitted by law.

SECTION 8.  Waiver of Jury Trial. EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO HEREBY (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.

SECTION 9.   Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.

SECTION 10. Reaffirmation. Each of the Loan Parties, if and to the extent it is a borrower, debtor, grantor, pledgor or guarantor under any of the Loan Documents, or has otherwise granted liens or security interests in any of its property pursuant to as security for the Obligations or has otherwise acted as accommodation party or guarantor of the Obligations pursuant thereto, as the case may be, hereby (i) ratifies and reaffirms all of its payment and performance obligations, contingent or otherwise, under each of the Loan Documents to which it is a party; (ii)ratifies and reaffirms its grant of security interests and liens and guarantee under the Loan Documents, as applicable, and confirms and agrees that such security interests, liens and guarantee hereafter secure all of the Obligations as amended hereby; and (iii) ratifies and reaffirms the validity and enforceability of each appointment of the Administrative Agent as its proxy and true and lawful attorney-in-fact under each applicable Loan Document (in each case, in accordance with the terms of such applicable Loan Document) and, as of the date hereof, reappoints the Administrative Agent as its proxy and true and lawful attorney-in-fact in accordance with the terms of and subject to any limitations contained in each applicable Loan Document, which appointment is IRREVOCABLE and coupled with an interest, for the purposes expressly set forth in the applicable Loan Documents. Each of the Loan Parties hereby consents to this Amendment and acknowledges that, except as amended by this Amendment, each of the Loan Documents remains in full force and effect and is hereby ratified and reaffirmed. Except as specifically amended hereby, the execution of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders, constitute a waiver of any provision of any of the Loan Documents or serve to effect a novation of the Obligations.

SECTION 11. Loan Document. This Amendment is a Loan Document.

SECTION 12. Electronic Signatures. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed signature page counterpart hereof by telecopy, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to any document to be signed in connection with this Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures, the electronic association of signatures and records on electronic platforms, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, any other similar state laws based on the Uniform Electronic Transactions Act or the Uniform Commercial Code, each as amended, and the parties hereto hereby waive any objection to the contrary, provided that (x) nothing herein shall require the Administrative Agent or any Lender to accept electronic signature counterparts in any form or format and (y) the Administrative Agent and each Lender reserves the right to require, at any time and at its sole discretion, the delivery of manually executed counterpart signature pages to this Agreement and the parties hereto agree to promptly deliver such manually executed counterpart signature pages.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Amendment as of the date set forth above.

CRA INTERNATIONAL, INC.

By:	/s/ Paul A. Maleh
Name:	Paul A. Maleh
Title:	President and Chief Executive Officer

CRA INTERNATIONAL (UK) LIMITED

By:	/s/ Paul Maleh
Name:	Paul Maleh
Title:	Director

CRA INTERNATIONAL LIMITED

By:	/s/ Paul Maleh
Name:	Paul Maleh
Title:	President and Chief Executive Officer

CRA INTERNATIONAL (NETHERLANDS) B.V.

By:	/s/ Paul Maleh
Name:	Paul Maleh
Title:	Managing Director

[Signature page to Incremental Amendment]

Administrative AGENT AND 2021 INCREMENTAL REVOLVING LENDER:

CITIZENS BANK, N.A., as Administrative Agent and 2021 Incremental Revolving Lender

By:	/s/ William Rowe
Name: William Rowe
Title: Managing Director

2021 INCREMENTAL REVOLVING LENDERS:

BANK OF AMERICA, N.A., as 2021 Incremental Revolving Lender

By:	/s/ Molly Kropp
Name: Molly Kropp
Title: Senior Vice President

[SIGNATURE PAGE to Incremental Amendment]

Annex A

Commitments

Lender	2021 Incremental Revolving Commitment
Citizens Bank, N.A.	$25,000,000
Bank of America, N.A.	$25,000,000
Total	$50,000,000